UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2005

Bay View Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14879	94-3078031

(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, CA	94404

(Address of Principal Executive Offices)	(Zip Code)

(650) 312-7300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01     Other Events.

        On March 31, 2005, Bay View Capital Corporation (“BVCC”) issued a press release announcing that the filing of its 2004 Form 10-K Annual Report will be delayed beyond the March 31, 2005 extended due date in order to provide BVCC and its Board of Directors additional time to complete their assessment of BVCC’s internal control over financial reporting. A copy of the press release is hereby attached as Exhibit 99.1 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

Exhibit No.     Exhibit Description

99.1                 Bay View Capital Corporation’s press release issued March 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
Date: April 1, 2005	By:	/s/ John Okubo
John Okubo
Executive Vice President, Chief Financial Officer

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